EXHIBIT 10(a) - MATERIAL CONTRACTS

                  NATIONAL WESTERN LIFE INSURANCE COMPANY
                     NON-QUALIFIED DEFINED BENEFIT PLAN

                                 Effective
                              January 1, 1991



                             Table of Contents



ARTICLE I - Purpose, Definitions and Construction
     1.1  Purpose of the Plan
     1.2  Definitions
     1.3  Construction

ARTICLE II - Eligibility
     2.1  Eligibility Requirements

ARTICLE III - Funding
     3.1  Funding

ARTICLE IV - Benefits Under the Plan
     4.1  Normal Retirement Benefit
     4.2  Late Retirement Benefit
     4.3  Early Retirement Benefit
     4.4  Disability Retirement Benefit
     4.5  Benefit At Termination of Employment
     4.6  Pre-Retirement Death Benefit

ARTICLE V - Determination of Payment of Account
     5.1  Form of Payment
     5.2  Special Payment Provision

ARTICLE VI - Miscellaneous
     6.1  Administration of the Plan
     6.2  Amendment of the Plan
     6.3  Termination of the Plan
     6.4  Notices to Participants
     6.5  Non-Alienation


                                 ARTICLE I

                   PURPOSE, DEFINITIONS AND CONSTRUCTION


1.1  Purpose of the Plan

This Plan is established by the Employer to provide an additional benefit for certain select management employees, who are defined below, to augment the retirement benefit which is otherwise provided to such employees under the tax qualified defined benefit plan maintained by the Employer. This Plan is not intended to, and does not, qualify under Sections 401(a) and 501(a) of the Internal Revenue Code, and is designed to be exempt from the requirements of the Employee Retirement Income Security Act.

1.2  Definitions

The following terms, when found in the Plan, shall have the meanings set forth below:

(a) Accrued Benefit: The benefit determined under Article IV hereof, payable at the Participant's Normal Retirement Date, which has accrued at any time under the provisions of the Plan, determined as if the Participant had then terminated his employment with the Employer.

(b) Actuarial Equivalent: The equivalent in value of amounts expected to be received under the Plan under different forms of payment, determined based upon an interest assumption of eight and one-half percent (8.5%) and a mortality assumption based on the 1984 Unisex Pension (UP84) Mortality Table.

(c) Beneficiary: The person(s) and/or the trust(s) created for the benefit of a person or persons who are the natural object of the Participant's bounty, or the Participant's estate, whichever is designated by the Participant to receive the benefits payable hereunder upon his death.

(d)  Code:   The Internal Revenue  Code of 1986,  as it may  be amended from time to time, including any successor.

(e) Compensation: Compensation shall be the total cash remuneration paid by the Employer during each Plan Year, as reported on Form W-2 or its subsequent equivalent, including bonuses, fees, commissions, amounts deferred under Code Sections 401(k) and 125, and amounts deferred under any other non-qualified program of salary reduction, but excluding any NWAMI Compensation. Compensation hereunder shall not be subject to any limitations applicable to tax-qualified plans, such as pursuant to Code Sections 401(a)(17) or 415.

(f) Disability: A physical or mental condition of a Participant resulting from bodily injury, disease or mental disorder which renders him incapable of continuing any gainful occupation. The determination of Disability shall be made either as a result of the Participant qualifying for a pension under the federal Social Security Act, or based upon such evidence as is determined to be applicable by the Employer in its sole discretion.

(g) Early Retirement Date: The first day of the month which is prior to a Participant's Normal Retirement Date, but follows his attainment of age fifty-five (55), completion of fifteen (15) Years of Service, and his termination of employment from the Employer.

(h)  Effective Date:  January 1, 1991.

(i) Eligible Employee: A person employed by the Employer in the position of Senior Vice President or above, or a person who has been designated by the President of the Employer, by name, position, or in any other manner, as being in the class of persons who are eligible to participate in the Plan. Such latter designation shall be made in writing by the President of the Employer. However, no person who is an employee of the Employer shall be selected as an Eligible Employee except a member of the select group of management or highly compensated employees of the Employer, as such term is defined under Section 201 of the Employee Retirement Income Security Act of 1974, and regulations and rulings promulgated thereunder by the Department of Labor.

(j)   Employer:   National  Western  Life Insurance  Company,  a corporation organized and existing under the laws of the State of Texas, and any successor or successors.

(k)  Normal  Retirement Age:   The date on  which a Participant  attains age
sixty-five (65).

(l) Normal Retirement Date: The first day of the month coincident with or next following a Participant's Normal Retirement Age.

(m) Participant:   An  Eligible Employee  who has  met the  requirements
Section 2.1 hereof, and whose participation has not been terminated.

(n) Plan:   The National Western Life Insurance Company Non-Qualified Defined
Benefit Plan, as set forth herein, and as it may be amended from time to time.

(o) Plan Year: The twelve month period beginning on January 1 and ending on December 31 each year.

(p) Qualified Plan: The National Western Life Insurance Company Pension Plan, as it may be amended from time-to-time.

(q)  Service:   The period of  a Participant's  employment  considered in the determination of his eligibility hereunder and in the calculation of the vested amount of his benefits. A Participant's Service shall be determined in twelve (12) month periods, commencing with the twelve (12) month period that begins on his date of hire with the Employer, and thereafter based on Plan Years, including the Plan Year within which falls his date of hire. During such twelve (12) month periods, a Year of Service will be granted if the Participant completes at least one thousand (1,000) Hours of Service. An Hour of Service is each hour of which the Participant is paid by virtue of his employment with the Employer, including hours paid but not worked, and including hours completed prior to the date he actually becomes a Participant hereunder.

1.3  Construction

The masculine gender, where appearing in the Plan, shall be deemed to include the feminine gender, and the singular may indicate the plural, unless the context clearly indicates the contrary. The words "hereof", "herein", "hereunder" and other similar compounds of the word "here" shall, unless otherwise specifically stated, mean and refer to the entire Plan, not to any particular provision or Section. Article and Section headings are included for convenience of reference and are not intended to add to, or subtract from, the terms of the Plan.


                                 ARTICLE II

                                ELIGIBILITY


2.1  Eligibility Requirements

An Eligible Employee shall become a Participant hereunder as of the first January 1 or July 1 which is coincident with or next follows his completion of one (1) Year of Service.


                                ARTICLE III

                                  FUNDING

3.1  Funding

The Employer is under no obligation to earmark or set aside any funds toward
the funding of this Plan.   However, it is intended that  the benefits to be
provided to each Participant hereunder shall be paid from the assets of the National Western Life Insurance Company Non-Qualified Plans Trust, designed to be an irrevocable grantor trust under Code Section 671. However, if the assets of such trust are not available or are insufficient to pay such benefits, then benefits hereunder shall be paid from the general assets of the Employer.


                                 ARTICLE IV

                          BENEFITS UNDER THE PLAN


4.1  Normal Retirement Benefit

The benefit to be paid pursuant to this Plan to a Participant who retires at his Normal Retirement Date shall be equal to a. less b. less c., but in no event greater than d., where:

(a) equals the benefit which would have been payable at the Participant's Normal Retirement Date under the terms of the Qualified Plan as of December 31, 1990, as if that plan had continued without change, and without regard to limitations applicable under Code Sections 401(a)(17) and 415, and

(b) equals the benefit which actually becomes payable under the terms of the Qualified Plan at the Participant's Normal Retirement Date, and

(c) equals the Actuarially Equivalent life annuity which may be provided by an accumulation of two percent (2%) of the Participant's Compensation for each year of Service on and after the Effective Date hereunder, accumulated at an assumed interest rate of eight and one-half percent (8.5%) to his Normal Retirement Date, and

(d) equals the benefit which would have been payable at the Participant's Normal Retirement Date under the terms of the Qualified Plan as of December 31, 1990, as if that plan had continued without change, and without regard to limitations applicable under Code Sections 401(a)(17) and 415, except that the proration over fifteen (15) years shall instead be calculated over thirty (30) years (i. e. the benefit shall equal fifty percent (50%) of Final Average Compensation less fifty percent (50%) of Primary Insurance Amount as defined under the Qualified Plan, for thirty (30) or more years of service at Normal Retirement Date or, alternatively, each portion of the formula shall be determined as One and two-thirds percent (1.667%) for each year of service to the maximum thirty (30) years of service), and except that NWAMI Compensation normally excluded by reason of Section 1.2(e) hereof shall be included, less the benefit provided under the Qualified Plan.

The foregoing benefit shall be payable as of the Participant's Normal Retirement Date, in accordance with Article V hereof as to form and duration of payment.

4.2 Late Retirement Benefit

The benefit to be  paid pursuant to this  Plan to a  Participant who retires
after his Normal Retirement Date shall be  equal to a.  less   b.  less  c.,
but not greater than d., where:

(a) equals the Actuarial Equivalent of the benefit which would have been payable at the Participant's Normal Retirement Date under the terms of the Qualified Plan as of December 31, 1990, as if that plan had continued without change, and without regard to limitations applicable under Code Sections 401(a)(17) and 415, and

(b) equals the benefit which actually becomes payable under the terms of the Qualified Plan at the Participant's Late Retirement Date, and

(c) equals the Actuarially Equivalent life annuity which may be provided by an accumulation of two percent (2%) of the Participant's Compensation for each year of Service on and after the Effective Date hereunder, accumulated at an assumed interest rate of eight and one-half percent (8.5%) to his Late Retirement Date, and

(d) equals the benefit which would have been payable at the Participant's Late Retirement Date under the terms of the Qualified Plan as of December 31, 1990, as if that plan had continued without change, and without regard to limitations applicable under Code Sections 401(a)(17) and 415, except that the proration over fifteen (15) years shall instead be calculated over thirty (30) years (i. e. the benefit shall equal fifty percent (50%) of Final Average Compensation less fifty percent (50%) of Primary Insurance Amount as defined under the Qualified Plan, for thirty (30) or more years of service at Late Retirement Date or, alternatively, each portion of the formula shall be determined as One and two-thirds percent (1.667%) for each year of service to the maximum thirty (30) years of service), and except that NWAMI Compensation normally excluded by reason of Section 1.2(e) hereof shall be included, less the benefit provided under the Qualified Plan.

The foregoing benefit shall be payable as of the first day of the month following the Participant's termination of employment from the Employer, in accordance with Article V hereof as to form and duration of payment.

4.3  Early Retirement Benefit

The benefit to be paid pursuant to this Plan to a Participant who retires after his Normal Retirement Date shall be equal to a. less b. less c., but not greater than d., where:

(a) equals the benefit which would have been payable at the Participant's Normal Retirement Date under the terms of the Qualified Plan as of December 31, 1990, as if that plan had continued without change, and without regard to limitations applicable under Code Sections 401(a)(17) and 415, multiplied by a fraction, the numerator of which is his years of Service as of his Early Retirement Date, and the denominator of which is his years of Service he would have earned had his employment continued uninterrupted to his Normal Retirement Date, and

(b) equals the benefit which would be payable under the terms of the Qualified Plan if his retirement under such plan were effective as of the same date, and

(c) equals the Actuarially Equivalent life annuity which may be provided by an accumulation of two percent (2%) of the Participant's Compensation for each year of Service on and after the Effective Date hereunder, accumulated at an assumed interest rate of eight and one-half percent (8.5%) to his Early Retirement Date; and

(d) equals the benefit which would have been payable at the Participant's Normal Retirement Date under the terms of the Qualified Plan as of December 31, 1990, as if that plan had continued without change, and without regard to limitations applicable under Code Sections 401(a)(17) and 415, except that the proration over fifteen (15) years shall instead be calculated over thirty (30) years (i. e. the benefit shall equal fifty percent (50%) of Final Average Compensation less fifty percent (50%) of Primary Insurance Amount as defined under the Qualified Plan, for thirty (30) or more years of service at Early Retirement Date or, alternatively, each portion of the formula shall be determined as One and two-thirds percent (1.667%) for each year of service to the maximum thirty (30) years of service), and except that NWAMI Compensation normally excluded by reason of Section 1.2(e) hereof shall be included, less the benefit provided under the Qualified Plan. Such benefit shall then be multiplied by a fraction, the numerator of which is his years of Service as of his Early retirement Date, and the denominator of which is his years of Service he would have earned had his employment continued uninterrupted to his Normal Retirement Date.

The foregoing  benefit  shall be  payable  as of  the  Participant's    Early
Retirement Date, in accordance with Article V hereof as to form and duration
of payment.   Such  benefit shall be reduced to reflect  earlier commencement, by one fifteenth (1/15th) for each of the first five (5) years and one thirtieth (1/30th) for each of the next five (5) years by which the Early Retirement Date precedes the Participant's Normal Retirement Date, with such reduction interpolated between whole years of completed months.

4.4  Disability Retirement Benefit

If a Participant who has completed five (5) years of Service becomes Disabled, the benefit to be paid pursuant to this Plan shall be equal to a. less b. less c., but not greater than d., where:

(a) equals the benefit which would have been payable at the Participant's Normal Retirement Date under the terms of the Qualified Plan as of December 31, 1990, as if that plan had continued without change, and without regard to limitations applicable under Code Sections 401(a)(17) and 415, and

(b) equals the benefit which actually becomes payable under the terms of the Qualified Plan at the Participant's Disability Retirement Date, and

(c) equals the Actuarially Equivalent life annuity which may be provided by an accumulation of two percent (2%) of the Participant's Compensation (assuming his Compensation continues unchanged from his last complete year of employment) for each year of Service on and after the Effective Date hereunder, accumulated at an assumed interest rate of eight and one-half percent (8.5%) to his Normal Retirement Date, and

(d) equals the benefit which would have been payable at the Participant's Normal Retirement Date under the terms of the Qualified Plan as of December 31, 1990, as if that plan had continued without change, and without regard to limitations applicable under Code Sections 401(a)(17) and 415, except that the proration over fifteen (15) years shall instead be calculated over thirty (30) years (i. e. the benefit shall equal fifty percent (50%) of Final Average Compensation less fifty percent (50%) of Primary Insurance Amount as defined under the Qualified Plan, for thirty (30) or more years of service at Normal Retirement Date or, alternatively, each portion of the formula shall be determined as One and two-thirds percent (1.667%) for each year of service to the maximum thirty (30) years of service), and except that NWAMI Compensation normally excluded by reason of Section 1.2(e) hereof shall be included, less the benefit provided under the Qualified Plan.

The foregoing benefit shall be payable as of the Participant's Normal Retirement Date, in accordance with Article V hereof as to form and duration of payment.

4.5 Benefit at Termination of Employment

The benefit to be paid pursuant to this Plan to a Participant who terminates
his employment at  a time when  he is not  entitled   to a Normal  Retirement,
Late Retirement, Early Retirement, Disability Retirement, or Death Benefit shall be equal to a. less b. less c., but not greater than d., multiplied by e., where:

(a) equals the benefit which would have been payable at the Participant's Normal Retirement Date under the terms of the Qualified Plan as of December 31, 1990, as if that plan had continued without change, and without regard to limitations applicable under Code Sections 401(a)(17) and 415, multiplied by a fraction, the numerator of which is his years of Service as of his date of termination of employment with the Employer, and the denominator of which is his years of Service he would have earned had his employment continued uninterrupted to his Normal Retirement Date, and

(b) equals the benefit which would be payable under the terms of the Qualified Plan if his retirement under such plan were effective as of the same date, and

(c) equals the Actuarially Equivalent life annuity which may be provided by an accumulation of two percent (2%) of the Participant's Compensation for each year of Service on and after the Effective Date hereunder, accumulated at an assumed interest rate of eight and one-half percent (8.5%) to his date of termination of employment with the Employer.

(d) equals the benefit which would have been payable at the Participant's Normal Retirement Date under the terms of the Qualified Plan as of December 31, 1990, as if that plan had continued without change, and without regard to limitations applicable under Code Sections 401(a)(17) and 415, except that the proration over fifteen (15) years shall instead be calculated over thirty (30) years (i. e. the benefit shall equal fifty percent (50%) of Final Average Compensation less fifty percent (50%) of Primary Insurance Amount as defined under the Qualified Plan, for thirty (30) or more years of service at Normal Retirement Date or, alternatively, each portion of the formula shall be determined as One and two-thirds percent (1.667%) for each year of service to the maximum thirty (30) years of service), less the benefit provided under the Qualified Plan, and except that NWAMI Compensation normally excluded by reason of Section 1.2(e) hereof shall be included, such benefit multiplied by a fraction, the numerator of which is his years of Service as of his date of termination of employment with the Employer, and the denominator of which is his years of Service he would have earned had his employment continued uninterrupted to his Normal Retirement Date, and

(e) is one hundred percent (100%) if the Participant is at a level equal to or higher than Executive Vice President, and in all other cases is determined based on the following:


          Year of Service               Percent


          Less than 3 years                0%
          3 years                         20%
          4 years                         40%
          5 years                         60%
          6 years                         80%
          7 years or more                100%


The foregoing benefit shall be payable as of the Participant's Normal Retirement Date, unless at his date of termination of employment with the Employer he had completed at least fifteen (15) years of Service, in which event it shall be payable as of the first day of the month coincident with or following his fifty-fifth (55th) birthday, reduced in accordance with the provisions of Section 4.3 hereof. The benefit shall be paid in accordance with Article V hereof as to form and duration of payment.

4.6 Pre-Retirement Death Benefit

If a Participant dies while in the active service of the Employer, his Beneficiary shall be entitled to receive the Actuarial Equivalent of his Accrued Benefit that would have been payable at his Normal Retirement Date. Such benefit shall be payable as of the first day of the month coinciding with or next following the date of the Participant's death, in accordance with Article V hereof as to form and duration of payment.

If a Participant dies following his termination of employment at a time when he is entitled to a deferred benefit under Section 4.5 hereof, his Beneficiary shall be entitled to receive the Actuarial Equivalent of his vested Accrued Benefit that would have been payable at his Normal Retirement
Date.   Such benefit  shall be  payable as  of the  first  day of  the month coinciding with or next following the date of the Participant's death, in accordance with Article V hereof as to form and duration of payment.


                                 ARTICLE V

                    DETERMINATION OF PAYMENT OF ACCOUNT


5.1  Form of Payment

A Participant or  Beneficiary entitled to  payment shall receive  his vested
Accrued Benefit  payable    in  the form  of  an  annuity  purchased from  a
commercial insurer, in a form as available from such insurer, and based on the applicable market rates at that time. The election of a specific form of payment under the annuity contract shall be made in writing, prior to receipt of first payment, and shall be irrevocable.

5.2  Special Payment Provision

As to the Participants whose position with the Employer is that of either Chairman of the Board or President, an election shall be made available to such person, as of the date of execution of this Plan, relative to the payment of his benefit in the form of an Actuarially Equivalent single sum value. Such election shall provide that payment of the Participant's benefit, at whatever date it becomes payable, shall either be made as permitted under Section 5.1 hereof, or in the alternative lump sum. Further, such election shall allow such Participants to elect to receive payment, notwithstanding any other provisions of this Plan, either at the earlier of date of termination of employment from the Employer or Normal Retirement Date, or the later of date of termination of employment from the Employer or Normal Retirement Date. The election shall be provided only one time, shall be made in writing, and shall be irrevocable.


                                 ARTICLE VI

                               MISCELLANEOUS

6.1  Administration of the Plan

The Plan shall be administered by the Employer. The books and records of the Plan shall be maintained by the Employer at its expense, and no member of the Board of Directors of the Employer, or any employee of the Employer acting on its behalf, shall be liable to any person for any action taken or omitted in connection with the administration of the Plan, unless attributable to his own fraud or willful misconduct.

6.2  Amendment of the Plan

The Plan may be amended, in whole or in part, from time-to-time, by the Board of Directors of the Employer, without the consent of any other party.

6.3  Termination of the Plan

The Plan  may  be  terminated,  at any  time,  by  action  of  the Board  of
Directors, without the consent of any other party.   The termination of this
Plan shall not result in the granting of any additional rights to any Participant, such as full vesting of his Account, except as already provided under the terms of Article IV hereof.

6.4  Notices to Participants

From time-to-time, the Employer shall provide a Participant with a statement regarding his Accrued Benefit. Further, a Participant will be provided written notice of any amendment of the Plan that affects his rights herein, and of the termination of the Plan.

6.5  Non-Alienation

To the extent permitted by law, the right of any Participant or Beneficiary in any Account balance hereunder shall not be subject in any manner to attachment or other legal process for the debts of such Participant or Beneficiary, and any such Account balance shall not be subject to anticipation, alienation, sale, transfer, assignment or encumbrance.



IN WITNESS  WHEREOF,   and as  conclusive evidence  of  the adoption  of the

foregoing instrument comprising the National  Western Life Insurance Company

Non-Qualified Defined Benefit Plan, NATIONAL WESTERN LIFE INSURANCE  COMPANY,

as the Employer, has caused its seal to be affixed hereto and these presents to be duly executed in its name and  behalf by its proper officers thereunto authorized this 26th day of July, 1991.


ATTEST:                            NATIONAL WESTERN LIFE
                                   INSURANCE COMPANY



/S/ Margaret M. Simpson       /S/ William P. Tedrow
Asst. Secretary               Name:
                              Title: